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                                                                    EXHIBIT 23.2



                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Premier Financial Services, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Independent Certified Public Accountants" in the joint proxy statement prospectus.


                                                           KPMG Peat Marwick LLP


Chicago, Illinois

July 8, 1996